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                                                                     EXHIBIT 1.1


                         FORM OF UNDERWRITING AGREEMENT

                                8,000,000 SHARES

                              THORATEC CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                January __, 2002

LEHMAN BROTHERS INC.,
As Representative of the several
  Underwriters named in Schedule 1,
399 Park Avenue
New York, New York  10022

Dear Sirs:

               Thoratec Corporation, a California corporation (the "Company"), and certain shareholders of the Company named in Schedule 2 (each, a "Selling Shareholder" and collectively, the "Selling Shareholders") propose to sell an aggregate of 8,000,000 shares (the "Firm Stock") of the Company's Common Stock, no par value per share (the "Common Stock"). Of the 8,000,000 shares of the Firm Stock, 2,055,000 are being sold by the Company and 5,945,000 by the Selling Shareholders. In addition, the Company and Thermo Electron Business Trust, a Massachusetts business trust ("Thermo Electron"), propose to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 1,200,000 shares of the Common Stock on the terms and for the purposes set forth in Section 4 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Shareholders by the Underwriters.

               1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-3 (including any amendments thereto, if any) with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the representative (the "Representative") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent

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post-effective amendment thereto, if any, was declared effective by the
Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representative pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 7 hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

               (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.



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               (d) The Company and each of its subsidiaries (as defined in
Section 18) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, which jurisdictions are listed, with respect to the Company and each such subsidiary, on Schedule 3, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and, other than International Technidyne Corporation, none of the subsidiaries of the Company is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations. International Technidyne Corporation Limited does not have any assets, employees or operations.

               (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (f) The unissued shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

               (g) This Agreement has been duly authorized, executed and delivered by the Company and each of the documents relating to this Agreement to which the Company is a party has been duly authorized, executed and delivered by the Company.

               (h) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and in the Registration Statement and Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

               (i) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied), to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities



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registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (j) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

               (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

               (l) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (m) (i) Deloitte & Touche LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 10(k) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                   (ii) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the letter referred to in Section 10(m) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

               (n) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

               (o) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.


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               (p) The Company and each of its subsidiaries own or possess adequate licenses or other rights to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets (herein called the "Proprietary Rights") necessary to conduct its business in the manner described in the Prospectus, except where the failure to so own or possess such Proprietary Rights would not, singularly or in the aggregate, have a material adverse effect on the financial position, shareholders' equity, results of operations, business or prospects of the Company. The Company and each of its subsidiaries take security measures to provide adequate trade secret protection in its non-patented technology. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted rights of others with respect to any Proprietary Rights which could result in any material adverse effect on the Company, or any of its subsidiaries, as the case may be, and, except as specifically identified and described in the Prospectus, no action, suit, arbitration or legal, administrative or other proceeding, or investigation is pending, or, to the knowledge of the Company, threatened, which involves any Proprietary Rights. Except as disclosed in the Prospectus, the Proprietary Rights of the Company and its subsidiaries referred to in the Prospectus do not, to the knowledge of the Company, infringe or conflict with any right or valid and enforceable patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company which could have a material adverse effect on the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor, except as described in the Prospectus, has it entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the use of any of the Proprietary Rights. The Company and each of its subsidiaries have complied, in all material respects, with its respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company or any of its subsidiaries.

               (q) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (r) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               (s) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (t) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.


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               (u) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

               (v) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (w) The Company and each of its subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

               (x) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

               (y) The Company and each of its subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

               (z) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or similar governing document, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.



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               (aa) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (ab) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

               (ac) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

               (ad) The Company and each of its subsidiaries has such permits, licenses, franchises, authorizations and clearances (collectively, "Permits") of governmental or regulatory authorities, including, without limitation, the Food and Drug Administration and/or any committee thereof, as are reasonably necessary to own, lease and operate its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, except where such failure to receive such Permits would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the operations, business or prospects of the Company; subject to such qualifications as may be set forth in the Prospectus, the Company and each of its subsidiaries has fulfilled and performed all its material obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any Permit, subject in each case to such qualification as may be set forth in the Prospectus. Except as described in the Prospectus, none of the Permits contains any restriction that is materially burdensome to the Company or any of its subsidiaries.



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               (ae) Except to the extent disclosed in the Registration Statement and the Prospectus, the clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company or any of its subsidiaries or in which the Company or any of its subsidiaries or the Company's or any of its subsidiaries' products under development have participated that are described in the Prospectus were and, if still pending, are being conducted in accordance with standard medical and scientific research procedures. The descriptions of the results of such studies and tests are accurate and complete in all material respects and fairly present the data derived from such studies and tests, and the Company has no knowledge of any other studies or tests the results of which are inconsistent with or otherwise call into question the results described or referred to in the Prospectus. Except to the extent disclosed in the Registration Statement and the Prospectus, the Company has operated and currently is in compliance in all material respects with all applicable FDA rules, regulations and policies. Except to the extent disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has received any notices or other correspondence from the Food and Drug Administration or any other governmental agency requiring the termination, suspension or modification of any clinical or pre-clinical studies or tests that are described in the Prospectus or the results of which are referred to therein.

               2. Representations, Warranties and Agreements of J. Donald Hill, George W. Holbrook, Jr. and J. Daniel Cole. Each of J. Donald Hill, George W. Holbrook, Jr. and J. Daniel Cole, as a Selling Shareholder, severally represents, warrants and agrees that:

               (a) The Selling Shareholder has, and immediately prior to the First Delivery Date (as defined in Section 6 hereof) the Selling Shareholder will have, good and valid title to the shares of Stock to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

               (b) The Selling Shareholder has placed in custody under a custody agreement (the "Custody Agreement" and, together with all other similar agreements executed by the other Selling Shareholders, the "Custody Agreements") with Computershare Trust Company, Inc., as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by the Selling Shareholder hereunder.

               (c) The Selling Shareholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney" and, together with all other similar agreements executed by the other Selling Shareholders, the "Powers of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Shareholder.

               (d) The Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is

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subject, nor will such actions result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby.

               (e) The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

               (f) The Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

               (g) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

               3. Representations, Warranties and Agreements of Thermo Electron. Thermo Electron, as a Selling Shareholder, represents, warrants and agrees that:

               (a) The Selling Shareholder has, and immediately prior to the First Delivery Date (as defined in Section 6 hereof) the Selling Shareholder will have, good and valid title to the shares of Stock to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

               (b) The Selling Shareholder has placed in custody under a Custody agreement, for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by the Selling Shareholder hereunder.

               (c) The Selling Shareholder has duly and irrevocably executed and delivered a Power of Attorney appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Shareholder.

               (d) The Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument (in each case, as amended and in effect on the date of this Agreement) to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the charter or by-laws (or any other or similar constitutive instruments or agreements) of the Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby.

               (e) To the best of the Selling Shareholder's actual knowledge, the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

               (f) The Selling Shareholder has no actual knowledge that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no actual knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which has adversely affected or may adversely affect the business of the Company and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

               (g) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

               4. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 2,055,000 shares of the Firm Stock and each Selling Shareholder hereby agrees to sell the number of shares of the Firm Stock set opposite their name in Schedule 2 hereto, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from the Company and from each Selling Shareholder that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by the Company and by each Selling Shareholder as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representative may determine.

               In addition, the Company grants to the Underwriters an option to purchase up to __________ shares of Option Stock and Thermo Electron grants to the Underwriters an option to purchase up to __________ shares of Option Stock. Each such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 6 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representative so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts.

               The price of both the Firm Stock and any Option Stock shall be $_____ per share.

               The Company or the Selling Shareholders shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as defined in Section 6), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

               5. Offering of Stock by the Underwriters. Upon authorization by the Representative of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

               6. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representative and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Shareholders shall deliver or cause to be delivered certificates representing the Firm Stock to the Representative for the account of each Underwriter against payment to or upon the order of the Company or the Selling Shareholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representative shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Shareholders shall make the certificates representing the Firm Stock available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

               The option granted in Section 4 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company and Thermo Electron by the Representative. If the Option is exercised in part, the Underwriters shall purchase from the Company and Thermo Electron a pro rata portion, based on the number of shares of Option Stock being offered by each, of that number of shares of Option Stock for which such Option is being exercised pursuant to Section 4 hereof. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representative, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date."

               Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 6 (or at such other place as shall be determined by agreement between the Representative and the Company or Thermo Electron, as applicable) at 10:00 A.M., New York City time, on the such Second Delivery Date. On the such Second Delivery Date, the Company and Thermo Electron shall deliver or cause to be delivered the certificates representing the Option Stock to the Representative for the account of each Underwriter against payment to or upon the order of the Company or Thermo Electron, as applicable, of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representative shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company and Thermo Electron shall make the certificates representing the Option Stock available for inspection by the Representative in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

               7. Further Agreements of the Company. The Company agrees:

               (a) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as permitted herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or

15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto) and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representative and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing;

               (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representative an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (g) For a period of five years following the Effective Date, to furnish to the Representative copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (h) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters;

               (j) Prior to the Effective Date, to apply, to the extent required, for the inclusion of the Stock on the Nasdaq National Market System and to use its best efforts to complete that inclusion, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date;

               (k) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus; and

               (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

               8. Further Agreements of the Selling Shareholders. Each Selling Shareholder agrees:

               (a) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.

               (b) That the Stock to be sold by the Selling Shareholder hereunder, which is represented by the certificates held in custody for the Selling Shareholder, is subject to the interest of the Underwriters, that the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law, by the death or incapacity of any individual Selling Shareholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

               (c) To deliver to the Representative prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person or Form W-9 (if the Selling Shareholder is a United States person).

               9. Expenses.

               (a) Except as otherwise provided in Section 9(c), the Company agrees to pay (i) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (iii) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (iv) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the stock; (v) the costs of delivering and distributing the Custody Agreements and the Powers of Attorney; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (vii) any applicable listing or other fees; (viii) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 7(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (ix) two-thirds of the costs and expenses of any chartered aircraft used in connection with any roadshow or investor presentations and all accommodations and other costs and expenses of any Company personnel involved in any roadshow or investor presentations; and (x) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement.

               (b) Thermo Electron (i) shall pay the fees and expenses of its counsel, [the Custodian (any other attorney in fact)], any transfer taxes payable in connection with its sales of Stock to the Underwriters and (ii) agrees to reimburse the Company for one-third of the costs and expenses of any chartered aircraft used in connection with any roadshow or investor presentations and a pro rata share, based on the number of shares of Stock to be sold by the Company and Thermo Electron, of all other fees and expenses paid by the Company in connection with the Offering of the Stock (other than those referred to in Section 9(a)(ix)); provided that Thermo Electron shall not be required to pay more than $400,000 pursuant to this clause (ii).

               (c) Except as otherwise provided in this Section 9 and in Section 14, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel and the accommodations and other costs and expenses of any Underwriter personnel involved in any roadshow or investor presentations, any transfer taxes on the Stock which they may sell, the expenses of advertising any offering of the Stock made by the Underwriters and one-third of the costs and expenses of any chartered aircraft used in connection with any roadshow or investor presentations.

               10. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Clifford Chance Rogers & Wells LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Powers of Attorney, the Custody Agreements, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Heller Ehrman White & McAuliffe shall have furnished to the Representative its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                   (i) The Company and each of its subsidiaries that is organized under the laws of one of the United States (each a "U.S. Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has all corporate power and corporate authority necessary to own or hold its properties and conduct its business as described in the Prospectus;

                   (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery
Date) have been duly authorized and are validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the outstanding shares of capital stock of each U.S. Subsidiary have been duly authorized and are validly issued, fully paid and non-assessible and (except for directors' qualifying shares) are owned directly or indirectly by the Company, to our knowledge, free and clear of all liens, encumbrances, equities or claims;

                   (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or, to our knowledge, any agreement or other instrument;

                   (iv) All real property and buildings in California and Massachusetts held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                   (v) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others;

                   (vi) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                   (vii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the documents incorporated by reference in the Prospectus and any further amendment or supplement to any such incorporated document made by the Company prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                   (viii) The statements in the Prospectus under the caption "Description of Capital Stock," insofar as they describe statutes, rules or regulations of the State of California or the Company's articles of incorporation or bylaws, constitute a fair summary thereof and the opinion of such counsel filed as Exhibit 5.1 to the Registration Statement is confirmed and the Underwriters may rely on such opinion as if it were addressed to them;

                   (ix) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                   (x) The Company has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly authorized, executed and delivered by the Company;

                   (xi) Neither the execution and delivery of this Agreement on behalf of the Company nor the performance by the Company of the transactions contemplated hereby (including the issuance and sale of the Stock and the use of proceeds from the sale of the Stock as described under the caption "Use of Proceeds" in the Prospectus) (i) conflicts with any provision of the articles of incorporation or bylaws of the Company,
(ii) conflicts with or violates any law applicable to the Company or its properties or assets, or, any statute or any order, rule or regulation (including any statute, order, rule or regulation promulgated by the United States Food and Drug Administration) known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets or (iii) conflicts with or results in a breach or violation of any of the terms or provisions of, or constitutes a default under, any agreement, document or instrument included or incorporated by reference as an exhibit to any registration statement, report or other filing made by the Company with the Commission on or after January 1, 2001;

                   (xii) No consent, approval, authorization, order, qualification, registration or filing of or with any court or governmental agency is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated thereby, except the registration under the Securities Act of the Stock, the registration of the Stock under the Exchange Act and the inclusion of the Stock in the Nasdaq National Market System in accordance with the rules and regulations of the Nasdaq National Market System;

                   (xiii) To such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act; and

                   (xiv) Neither the Company nor any subsidiary is an "investment company" as defined in the Investment Company Act of 1940, as amended.

               In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware and (ii) assume, for the purposes of the opinion in paragraph (iv), to the extent that such opinion relates to real property and buildings in Massachusetts, that the laws of the Commonwealth of Massachusetts are the same as the laws of the State of California. Such counsel shall also have furnished to the Representative a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representative, to the effect that (x) such counsel has acted as counsel to the Company on a regular basis and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus or any further amendment or supplement to any such incorporated document made by the Company prior to such Delivery Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (e) Fish & Richardson P.C. shall have furnished to the Representative its written opinion, as patent counsel to the Company and its subsidiaries, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, to the effect that it serves as patent counsel to the Company and its subsidiaries with respect to the Proprietary Rights, and that:

                   (i) The information in the Prospectus contained under the headings "Risk Factors, Our inability to protect our proprietary technologies or an infringement of others' patents could harm our competitive position," "Business, Our Products, The Thoratec VAD," "Business, Our Products, Vascular Graft Products," "Business, Our Products, Blood Coagulation Testing and Skin Incision Devices" and "Business, Patents and Proprietary Rights," to the extent that it constitutes description of intellectual property legal matters or summaries of intellectual property legal matters, documents or proceedings, has been reviewed by such counsel and is correct in all material respects and it fairly and correctly presents the information presented therein;

                   (ii) To such counsel's knowledge, there are no pending legal or governmental proceedings, or allegations on the part of any person of infringement by the Company or any of its subsidiaries of patents, trade secrets, trademarks, service marks, or copyrights of others, nor to such counsel's knowledge, has the Company or any of its subsidiaries been advised that such proceedings are threatened or contemplated. To such counsel's knowledge, neither the Company nor any of its subsidiaries is infringing any patents, trademarks, service marks, copyrights or violating any trade secrets of others. Such counsel has conducted an infringement search of the United States Patent and Trademark Office (the "PTO") patent records in the subject matter areas of [biomaterials and arterial grafts], and has reviewed the patents uncovered in the search. Such counsel has not reviewed the prosecution files and makes no opinion as to such files. To such counsel's knowledge, no person is infringing or otherwise violating any of the Company's or any of its subsidiaries' patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company or any of its subsidiaries in any way which could materially affect the use thereof by the Company or such subsidiary;

                   (iii) To such counsel's knowledge, the Company and its subsidiaries own or possess sufficient licenses or other rights to use all patents, trade secrets, trademarks, service marks or other proprietary information or know-how described in the above-identified headings of the Prospectus necessary to conduct the business now being or proposed to be conducted by the Company and its subsidiaries as described in the Prospectus;

                   (iv) With respect to the United States patents and patent applications relating to biomaterials, ventricular assist devices, grafts, blood coagulation monitoring devices and skin incision devices identified in the above-identified headings in the Prospectus, the Company or one of its subsidiaries is listed in the records of the PTO as the sole assignee of record in each of the relevant patents and applications listed in Schedule I attached to its opinion, except that U.S. Patent No. 5,443,504 is assigned to Donald Hill. Additionally, U.S. Patent Nos. 5,235,003 and 4,731,073 are solely assigned to the Company by virtue of assignments recorded in their respective parent applications, therefore there are no assignments in the PTO recorded on these patents. To such counsel's knowledge, there are no asserted claims of any person relating to the scope of or to the ownership of the patents or applications, nor to such counsel's knowledge has any unasserted claim relating to such scope or ownership been communicated to the Company or any of its subsidiaries. To such counsel's knowledge, there are no outstanding liens which have been filed in the PTO against the patents or applications in Schedule I, except as listed. There are no material defects of form in the preparation or filing of the applications which such counsel has reviewed. A list of the applications which such counsel has reviewed is attached to its opinion as Schedule II. These applications are being diligently prosecuted and no application has been finally rejected. None of these applications is abandoned;

                   (v) To such counsel's knowledge, according to its files of the foreign patents listed in Schedule I, the Company or one of its subsidiaries is listed as the sole assignee of record;

                   (vi) To such counsel's knowledge, there are no asserted claims of any persons relating to the scope or ownership of the foreign patents in Schedule I nor, to such counsel's knowledge, has any unasserted claim relating to such scope or ownership been communicated to the Company or any of its subsidiaries. To such counsel's knowledge, there are no material defects of form in the preparation or filing of the foreign applications. The foreign applications have completed prosecution, and issued as patents indicated in
Schedule I;

                   (vii) The Company is the exclusive licensee in fields of use respectively specified in the license with Goldschmidt AG dated March 29, 1989, of the United States patent and foreign patent and patent applications in
Schedule III attached to its opinion. With the Underwriters' permission, such counsel assumes the validity of the signatures and proper authorization of the signatures to such licenses. To such counsel's knowledge, such licenses are duly executed, validly binding and enforceable in accordance with their terms and the Company is not in default of any material provision of such license. To such counsel's knowledge, there are no asserted claims of any persons relating to the scope or ownership of the foreign patents or foreign applications in Schedule III;

                   (viii) To such counsel's knowledge, and upon inquiry of the Company and its subsidiaries, all relevant prior art references known to the Company and its subsidiaries or its counsel in the prosecution of the U.S. patents and applications in Schedules I and II as "prosecuted by us" were disclosed to the PTO and to such counsel's knowledge and upon inquiry of the Company and its subsidiaries, neither such counsel nor the Company or any of its subsidiaries made any misrepresentation to or concealed any material fact from the PTO during such prosecution;

                   (ix) Upon inquiry of the Company and its subsidiaries, the Company and its subsidiaries take security measures adequate to assert trade secret protection in its non-patented technology. Upon inquiry of the Company and its subsidiaries, the agreements executed by the Company's and its subsidiaries' employees, consultants and other advisors respecting trade secrets, confidentiality, or intellectual property rights appear to be valid, binding and enforceable in accordance with their terms; and

                   (x) Such counsel is not aware of any other matter that leads it to believe that, with respect to licenses, patents, trade secrets, copyrights or other proprietary information or know-how owned or used by the Company or its subsidiaries which are the subject of the foregoing opinion, the registration statement, at the time it became effective, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

               (f) Hyman, Phelps & McNamara, P.C. shall have furnished to the Representative its written opinion, as FDA regulatory counsel to the Company and its subsidiaries, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, to the effect that it serves as FDA regulatory counsel to the Company and its subsidiaries with respect to the Proprietary Rights, and that:

                   (i) The information in the Prospectus under the headings set forth in Schedule 4 insofar as they constitute summaries of Food and Drug Administration regulatory provisions in general, have been reviewed by such counsel and are correct in all material respects and fairly and correctly present the material information called for with respect thereto; and

                   (ii) Such counsel has reviewed the Registration Statement, and nothing has come to its attention that leads it to believe that, with respect to matters pending before the FDA, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use) or at the First Delivery Date or the Second Delivery Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact relating to matters pending before the FDA necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (g) _______________ shall have furnished to the Representative its written opinion, as special New Jersey counsel to the Company and its subsidiaries, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, to the effect that it has acted as special New Jersey counsel to the Company and its subsidiaries, and that the Company and each of its subsidiaries have good and marketable title in fee simple to all real property in New Jersey owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings in New Jersey held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

               (h) The counsel for Thermo Electron shall have furnished to the Representative its written opinion, as counsel to such Selling Shareholder and TEC (as defined in Section 10(s)), addressed to the Underwriters and dated the First Delivery Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                   (i) Such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument (in each case, as amended and in effect on the date of this Agreement) known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the constitutive instruments and agreements of such Selling Shareholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property or assets of such Selling Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby;

                   (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder;

                   (iii) A Power-of-Attorney and a Custody Agreement have been duly authorized, executed and delivered by such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder, enforceable in accordance with their respective terms;

                   (iv) Immediately prior to the First Delivery Date, such Selling Shareholder had good and valid title to the shares of Stock to be sold by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by such Selling Shareholder hereunder;

                   (v) TEC has full right, power and authority to enter into the TEC Guaranty (as defined in Section 10(s)); the execution, delivery and performance of the TEC Guaranty by TEC and the consummation by TEC of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which TEC is a party or by which TEC is bound or to which any of the property or assets of TEC is subject, nor will such actions result in any violation of the provisions of the constitutive instruments and agreements of TEC or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over TEC or the property or assets of TEC; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the TEC Guaranty by TEC and the consummation by TEC of the transactions contemplated thereby; and

                   (vi) The TEC Guaranty has been duly authorized, executed and delivered by or on behalf of TEC.

               In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware and (ii) in rendering the opinion in
Section 10(h)(iv) above, rely upon a certificate of such Selling Shareholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by such Selling Shareholder, provided that such counsel shall furnish copies thereof to the Representative and state that they believe that both the Underwriters and they are justified in relying upon such certificate.

               (i) Clifford Chance Limited Liability Partnership, shall have furnished to the Representative its written opinion, as special U.K. counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the representative to the effect that:

                   (i) Thoratec Europe Limited is duly incorporated and is validly existing under the laws of the jurisdiction of England;

                   (ii) All of the issued shares of capital stock of Thoratec Europe Limited have been duly and validly authorized and issued and are fully paid and are owned by the Company, and none of such shares of capital stock was issued in violation of preemptive or other similar rights arising by operation of law or under the Memorandum and Articles of Association of Thoratec Europe Limited;

                   (iii) Neither the execution and delivery of the Underwriting Agreement by the Company nor the consummation of the transactions contemplated in the Underwriting Agreement will result in any violation of the provisions of the Memorandum and Articles of Association of Thoratec Europe Limited or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Thoratec Europe Limited or any of its properties or assets; and

                   (iv) No governmental consents, approval, authorizations, registrations, declarations or filings are required by Thoratec Europe Limited for the execution and delivery of this Agreement by the Company and consummation of the transactions contemplated herein.

               (j) Clifford Chance Rogers & Wells LLP shall have furnished to the Representative its written opinion, as counsel for the Underwriters, addressed to the Underwriters and dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (k) At the time of execution of this Agreement, the Representative shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (l) With respect to the letter of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representative a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (m) At the time of execution of this Agreement, the Representative shall have received from Arthur Andersen LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (n) The Company shall have furnished to the Representative a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                   (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 10(a) and 10(p) have been fulfilled; and

                   (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

               (o) Each Selling Shareholder (or the Custodian or one or more attorneys-in-fact on behalf of each Selling Shareholder) shall have furnished to the Representative on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, such Selling Shareholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of such Selling Shareholder contained herein are true and correct as of the First Delivery Date and that such Selling Shareholder has complied with all agreements contained herein to be performed by such Selling Shareholder at or prior to the First Delivery Date.

               (p) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (q) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus

               (r) The Nasdaq National Market System shall have approved the Stock for inclusion, subject only to official notice of issuance and evidence of satisfactory distribution.

               (s) Thermo Electron Corporation, a Delaware corporation ("TEC"), shall have executed and delivered to the Representative a guarantee, substantially in the form of Exhibit A (the "TEC Guaranty") of the obligations of Thermo Electron under this Agreement.

               All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

               11. Indemnification and Contribution.

               (a) Each of the Company, J. Donald Hill, George W. Holbrook, Jr., and J. Daniel Cole jointly and severally shall indemnify and hold harmless each Underwriter, its officers and employees, each of its directors and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee, director or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Stock ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and such individuals shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee, director or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee, director or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and such individuals shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 11(f). The foregoing indemnity agreement is in addition to any liability which the Company or such individuals may otherwise have to any Underwriter or to any officer, employee, director or controlling person of that Underwriter.

               (b) The Selling Shareholder named in the first sentence of
Section 3 shall indemnify and hold harmless each Underwriter, its officers and employees, each of its directors and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee, director or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the inaccuracy of any representation or the breach of any warranty made by such Selling Shareholder hereunder, and shall reimburse each Underwriter, and each such officer, employee, director or controlling person for any legal or other expenses reasonably incurred by that Underwriter, officer, employee, director or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that such Selling Shareholder shall only be liable, in the case of clauses (i) and (ii) above, to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement insofar as it relates to information regarding such Selling Shareholder; provided, further, that such Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 11(f). Notwithstanding the provisions of this
Section 11(b), the aggregate liability of such Selling Shareholder under this
Section 11(b) shall not exceed the proceeds received by such Selling Shareholder from the sale of shares of Stock under this Agreement. The foregoing indemnity agreement is in addition to any liability which such Selling Shareholder may otherwise have to any Underwriter or to any officer, employee, director or controlling person of that Underwriter.

               (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, each Selling Shareholder and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer, Selling Shareholder or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee, Selling Shareholder or controlling person.

               (d) Promptly after receipt by an indemnified party under this
Section 11 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 11 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 11. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 11 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent jointly the Representative and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any Selling Shareholder under this Section 11 if, in the reasonable judgment of the Representative, it is advisable for the Representative and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or such Selling Shareholder. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (e) If the indemnification provided for in this Section 11 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 11(a), 11(b) or 11(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 11(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 11(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 11(e) are several in proportion to their respective underwriting obligations and not joint.

               (f) The Underwriters severally confirm and the Company and the Selling Shareholders acknowledge that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of, and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

               12. Defaulting Underwriters.

               If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 4. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 9 and 14. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 12, purchases Stock which a defaulting Underwriter agreed but failed to purchase.

               Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Shareholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

               13. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company and the Selling

Shareholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Section 10(p) or 10(q), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

               14. Reimbursement of Underwriters' Expenses. If the Company or any Selling Shareholder shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or such Selling Shareholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or such Selling Shareholder is not fulfilled, the Company and the Selling Shareholders will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Selling Shareholders shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 13 by reason of the default of one or more Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

               15. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 399 Park Avenue, New York, New York 10022, Attention: Syndicate Department (Fax: ________________), with a copy, in the case of any notice pursuant to Section 11(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 15th Floor, New York, New York 10022 (Fax: 212-526-2648);

               (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: D. Keith Grossman (Fax: 925-847-8625);

               (c) If to any Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder at the address set forth in Schedule 2 hereto;

provided, however, that any notice to an Underwriter pursuant to Section 11(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Shareholders by the Custodian.

               16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of each officer, employee or director of an Underwriter and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 11(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 16 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

               17. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

               18. Definition of the Terms "Business Day" and "subsidiary." For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

               19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

               20. Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

               21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

               22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               If the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.


                                    Very truly yours,

                                    THORATEC CORPORATION,
                                       as the Company


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    The Selling Shareholders:

                                    THERMO ELECTRON BUSINESS TRUST


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    --------------------------------------------
                                    J. Donald Hill


                                    --------------------------------------------
                                    George W. Holbrook, Jr.


                                    --------------------------------------------
                                    J. Daniel Cole

Accepted:

LEHMAN BROTHERS INC.

For itself and as Representative of the
several Underwriters named in Schedule 1 hereto

By:  LEHMAN BROTHERS INC.


By:
     -------------------------------
     Authorized Representative

                                   SCHEDULE 1

  Underwriters                                                        Number of Shares
  -------------                                                       ----------------
  Lehman Brothers Inc.............................................
  J.P. Morgan Securities Inc......................................
  Merrill Lynch, Pierce, Fenner & Smith
              Incorporated........................................
  Bear, Stearns & Co.  Inc........................................
  Adams, Harkness & Hill, Inc.....................................
  Fidelity Capital Markets, a division of National
     Financial Services Corporation...............................


                        Total.....................................        8,000,000
                                                                          =========

                                   SCHEDULE 2

                                                                      Number of Shares
  Name and address of Selling Shareholder                               of Firm Stock
  ---------------------------------------                             ----------------
  Thermo Electron Business Trust.................................         5,825,000
          81 Wyman Street
          Waltham, MA 02454
          Attention:  General Counsel
          Facsimile: (781) 622-1283
  J. Donald Hill.................................................            30,000

     ---------------------

     ---------------------

     ---------------------

  George W. Holbrook, Jr.........................................            50,000

     ---------------------

     ---------------------

     ---------------------

  J. Daniel Cole.................................................            40,000

     ---------------------

     ---------------------

     ---------------------

                                Total............................         5,945,000
                                                                          =========

                                   SCHEDULE 3

Jurisdiction where Company and each of
its subsidiaries is qualified to do business


THORTEC CORPORATION

Alabama
Arizona
California
Florida
Illinois
Kentucky
Louisiana
Massachusetts
Minnesota
Missouri
North Carolina
Ohio
Pennsylvania
South Carolina
Texas
Utah
Virginia

INTERNATIONAL TECHNIDYNE CORPORATION

Arizona
California
Connecticut
Michigan
Minnesota
New Jersey
New York
Pennsylvania
Tennessee
Texas
Utah
Washington

THORATEC EUROPE LIMITED

[To be completed by Thoratec/Heller Ehrman]


INTERNATIONAL TECHNIDYNE CORPORATION LIMITED

[To be completed by Thoratec/Heller Ehrman]

                                   SCHEDULE 4

Prospectus sections to be covered by FDA counsel

- Risk Factors - We have a history of net losses, and we may not achieve or maintain profitability.

- Risk Factors - We rely on specialized suppliers and alternative suppliers may not be available.

- Risk Factors - If we fail to obtain approval from the FDA and from foreign regulatory authorities, we cannot market and sell our products under development in the United States and in other countries.

-       Business - Overview.

-       Business - The REMATCH Trial.

-       Business - Our Strategy - Obtain Approval for New Indications for our
        Products.

-       Business - Our Markets.

-       Business - Our Products.

-       Business - Manufacturing and Facilities.

-       Business - Government Regulations.

-       Business - Third Party Reimbursement And Cost Containment.

                                    EXHIBIT A

                              Form of TEC Guaranty